UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 3, 2014, MeadWestvaco Corporation (the “Company”) entered into an agreement (the “Agreement”) with Mr. James A. Buzzard , its former President, for Mr. Buzzard to provide advisory services to management in support of the Company’s manufacturing and commercial activities. Under the Agreement, Mr. Buzzard will serve as a consultant through September 30, 2014 and receive a monthly retainer of $15,000.

This summary of the Agreement is qualified in its entirety by a copy of the Agreement which is attached as Exhibit 10.01 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.01	Agreement between MeadWestvaco Corporation and James A. Buzzard, dated as of April 1, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: June 9, 2014		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description

10.01	Agreement between MeadWestvaco Corporation and James A. Buzzard, dated as of April 1, 2014